                                                                    EXHIBIT 99.2

                                                                  EXECUTION COPY


                         MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of August 8, 2000, between Salomon Brothers Realty Corp. as seller (the "Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

         Subject to the terms and conditions hereof, the Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, the multifamily and commercial mortgage loans (the "Securitization Mortgage Loans") identified on the schedule annexed hereto as Exhibit A-1 and the multifamily commercial mortgage loans (the "Repurchased Mortgage Loans," and with the Securitization Mortgage Loans, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A-2 (such schedules, collectively, the "Mortgage Loan Schedules"); provided, however, that with respect to the Mortgage Loans identified on the Mortgage Loan Schedule in Exhibit A-1 as loan numbers 01-1020971 and 01-1021111, "Mortgage Loan" shall, with respect to loan number 01-1020971, mean the REMIC regular interest and the REMIC residual interest in the single-asset REMIC established with respect to such Mortgage Loan by the REMIC Declaration made by the Seller on May 23, 2000, and, with respect to loan number 01-1021111, mean the REMIC regular interest and the REMIC residual interest in the single-asset REMIC established with respect to such Mortgage Loan by the REMIC Declaration made by the Seller on April 27, 2000.

         It is expected that the Securitization Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans and mortgage assets, to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates will be registered under the Securities Act of 1933, as amended. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 1, 2000 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

         The Purchaser intends to sell the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates to Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (together in such capacity, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class X and Class F Certificates to Deutsche Bank Securities Inc. and Goldman, Sachs & Co., and the Class G, Class H, Class J, Class K, Class L, Class M, Class N and Class O Certificates to Commercial Asset Trading, Inc. (in such capacity, each an "Initial Purchaser") pursuant to two certificate purchase agreements, each dated the date hereof. The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to Goldman, Sachs & Co. (in such capacity, an "Initial Purchaser").

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1. Agreement to Purchase.

         Subject to the terms and conditions hereof, the Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on August 17, 2000 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in August 2000. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing Date), the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due thereon on or before such date, whether or not received, of $34,857,107, subject to a variance of plus or minus 5%. The purchase price for each Mortgage Loan (the "Purchase Price") shall be calculated and paid pursuant to the related Mortgage Hedge Agreement between the Seller, as owner, and GMAC Commercial Holding Corp., as seller, dated June 28, 1999, September 29, 1999, December 29, 1999 or March 30, 2000, as the case may be.

         SECTION 2. Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Purchase Price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedules as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Seller.

         (b) In connection with the Seller's assignment pursuant to subsection
(a) above, the Seller hereby agrees that, at least one (1) Business Day before the Closing Date, it shall direct Wells Fargo Corporate Trust Services, as bailee for the Purchaser, upon payment of the Purchase Price as set forth in this Agreement, to deliver or cause to be delivered to and deposited with the Trustee, the Mortgage File (as described on Exhibit B hereto) for each Mortgage Loan so assigned to the extent that (and only to such extent) such Mortgage File was delivered to the Seller by GMAC Commercial Mortgage Corporation and are in the Seller's possession. On the

Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses) has been received by the Seller, the Trustee shall be authorized to release to the Purchaser or its designee all of the Mortgage Files in the Trustee's possession relating to the Mortgage Loans.

         (c) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties and the Seller is notified of such in advance, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

         (d) The Seller and the Purchaser intend the transfer of the Mortgage Loans hereunder to be a true sale by the Seller to the Purchaser that is absolute and irrevocable and that provides the Purchaser with full control of the Mortgage Loans.

         SECTION 3: Examination of Mortgage Loan Files and Due Diligence Review.

         The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

         SECTION 4: Representations, Warranties and Covenants of the Seller.

         (a) Reserved.

         (b) The Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

                (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of New York.

                (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

                (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

                (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser and its respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the consummation of any of the other transactions contemplated hereby.

                (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to the Purchaser,
         (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

         (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser, the party discovering such breach shall give prompt written notice to the other party hereto.

         SECTION 5. Representations, Warranties and Covenants of the Purchaser.

         (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

                (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

                (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement.

                (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

                (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

                (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

         (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

         SECTION 6. Reserved.

         SECTION 7. Closing.

         The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103 at 10:00 a.m., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

                  (i) All of the representations and warranties of the Seller and the Purchaser specified herein shall be true and correct as of the Closing Date;

                  (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

                  (iv) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, including payment of the Purchase Price by the Purchaser as required by Section 1, and the Seller and the

         Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

                  (v) The Underwriting Agreement shall not have been terminated in accordance with its terms.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

         SECTION 8. Closing Documents.

         The Closing Documents shall consist of the following:

                  (i) this Agreement duly executed and delivered by the Purchaser and the Seller;

                  (ii) an Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely, attaching thereto as exhibits the organizational documents of the Seller;

                  (iii) a certificate of good standing regarding the Seller from the Secretary of State for the State of New York, dated not earlier than 30 days prior to the Closing Date;

                  (iv) a certificate of the Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely;

                  (v) a written opinion of counsel for the Seller, substantially in the form of Exhibit C-3 hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, each Underwriter and each Initial Purchaser;

                  (vi) to the extent required by any of the Rating Agencies, a written opinion of counsel for the Purchaser regarding the characterization of the transfer of the Mortgage Loans to the Purchaser as a "true sale", subject to such reasonable assumptions and qualifications as may be requested by counsel for the Purchaser, dated the Closing Date and addressed to the Rating Agencies, the Purchaser, each Underwriter and the Trustee;

                  (vii) the Supplemental Agreement, dated as of the date hereof, among GMAC Commercial Mortgage Corporation ("GMACCM"), the Seller and the Purchaser (the "Supplemental Agreement"), duly executed and delivered by GMACCM, the Seller and the Purchaser, and any certificate or opinion required thereunder; and

                  (viii) such further certificates, opinions and documents as the Purchaser or the Seller may reasonably request.

         SECTION 9. Reserved.

         SECTION 10. Reserved.

         SECTION 11. Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to Salomon Brothers Realty Corp., at 388 Greenwich Street, 11th Floor, New York, New York 10013, Attention: Emanual Chrysoulakis, facsimile no. (212) 816-8307 or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

         SECTION 12. Reserved.

         SECTION 13. Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

         SECTION 14. Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         SECTION 15. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         SECTION 16. GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

         SECTION 17. Further Assurances.

         The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 18. Successors and Assigns.

         The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns.

         SECTION 19. Amendments.

         No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SALOMON BROTHERS REALTY CORP.


                                       By: /s/ Angela Hutzel
                                          ---------------------------------
                                       Name:  Angela Hutzel
                                       Title: Vice President


                                       GMAC COMMERCIAL MORTGAGE SECURITIES, INC.


                                       By: /s/ David Lazarus
                                          ---------------------------------
                                       Name:  David Lazarus
                                       Title: Vice President

                                  EXHIBIT A-1

                             MORTGAGE LOAN SCHEDULE

                             (SECURITIZATION LOANS)





                                      A-1-1

LOAN NUMBER    NAME                      ADDRESS               CITY             STATE            ZIP      INTEREST RATE
                                                                                                          RATE    TYPE
01-1020971     Bladensburg Shopping      4900-4932 Annapolis   Bladensburg      Maryland        27010      8.6250 Fixed
01-1021111     The Corners Shopping      3002 West 7th Street  Ft. Worth        Texas           76107      8.0000 Fixed
01-1023795     Cypress Square Shopping   13451 McGregor        Fort Myers       Florida         33919      8.8750 Fixed
01-1024168     The Shoppes at Kiln Creek 120 Ottis Street      Newport News     Virginia        23606      8.9700 Fixed
01-1024369     Citrus Heights Plaza      7601 Sunrise          Citrus Heights   California      95610      8.7500 Fixed
01-1024654     Stonegate Apartments      1431 - 1439 Willard   Newington        Connecticut     06111      8.4200 Fixed
01-1024714     Carousel Ranch Mobile     4315 North Flowing    Tucson           Arizona         85705      8.6250 Fixed
01-1024869     Gardena Village Shopping  15435 South Western   Gardena          California      90247      9.1250 Fixed
01-1024948     Advance Auto Parts        Various               Various          Various        Various     9.3000 Fixed
01-1024948-A   Advance Auto - Sayre      930 Elmira Street     Sayre            Pennsylvania    18840
01-1024948-B   Advance Auto - Wellsboro  124 East Avenue       Wellsboro        Pennsylvania    16901
01-1025134     Sunset Pointe Apartments  10104-10110 NE 60th   Kirkland         Washington      98033      8.1900 Fixed
01-1025373     2170 N.W. 11th Street     2170 N.W. 11 Street   Miami            Florida         33125      8.9900 Fixed
01-1025798     Universal Shoppes Retail  6807 - 6809 Visitors  Orlando          Florida         32819      9.5000 Fixed
01-1025814     Ralph's Moreno Valley     14930 Perris          Moreno Valley    California      92553      8.7500 Fixed
01-1025907     East Colorado Boulevard   3813 East Colorado    Pasadena         California      91107      9.5000 Fixed
01-1026456     Sierra Meadows            1942 Richards Place   Sparks           Nevada          89431      8.3900 Fixed
               Apartments (Richard's
               Place)



LOAN NUMBER        ORIGINAL    CUT-OFF DATE    REMAINING    MATURITY
                   BALANCE     BALANCE           TERM         DATE
01-1020971       1,200,000.00   1,181,413.21     104        4/1/09
01-1021111       1,500,000.00   1,485,003.22     105        5/1/09
01-1023795       2,200,000.00   2,192,824.94     113        1/1/10
01-1024168       1,430,000.00   1,427,094.93     115        3/1/10
01-1024369       1,450,000.00   1,447,335.64     116        4/1/10
01-1024654       2,500,000.00   2,490,772.65     113        1/1/10
01-1024714       1,000,000.00     997,733.73     115        3/1/10
01-1024869       2,925,000.00   2,914,283.39     115        3/1/10
01-1024948         926,000.00     918,313.57     114        2/1/10
01-1024948-A
01-1024948-B
01-1025134       1,200,000.00   1,195,295.64     113        1/1/10
01-1025373       1,000,000.00     997,981.72     115        3/1/10
01-1025798       1,108,000.00   1,105,250.34     114        2/1/10
01-1025814       1,960,000.00   1,939,531.68     176        4/1/15
01-1025907         510,000.00     509,135.58     115        3/1/10
01-1026456       2,050,000.00   2,045,826.52     116        4/1/10



                                     A-1-2

LOAN NUMBER       NAME                         ANTICIPATED      DAY          MONTHLY       ARD       CREDIT
                                               REPAYMENT        PAYMENT      PAYMENT       LOAN      LEASE
                                               DATE             DUE                                  LOAN

01-1020971        Bladensburg Shopping                            1           9,868.06     No         No
01-1021111        The Corners Shopping                            1          11,131.59     No         No
01-1023795        Cypress Square Shopping                         1          17,504.19     No         No
01-1024168        The Shoppes at Kiln Creek                       1          11,475.25     No         No
01-1024369        Citrus Heights Plaza                            1          11,407.16     No         No
01-1024654        Stonegate Apartments                            1          19,081.28     No         No
01-1024714        Carousel Ranch Mobile                           1           7,777.90     No         No
01-1024869        Gardena Village Shopping                        1          24,797.35     No         No
01-1024948        Advance Auto Parts Retail                       1           8,510.96     No         No
01-1024948-A      Advance Auto - Sayre                                                     NAP
01-1024948-B      Advance Auto - Wellsboro                                                 NAP
01-1025134        Sunset Pointe Apartments                        1           8,964.63     No         No
01-1025373        2170 N.W. 11th Street                           1           8,039.03     No         No
01-1025798        Universal Shoppes Retail                        1           9,316.66     No         No
01-1025814        Ralph's Moreno Valley                           1          19,589.19     No         No
01-1025907        East Colorado Boulevard                         1           4,288.36     No         No
01-1026456        Sierra Meadows Apartments                       1          15,603.19     No         No
                  (Richard's Place)

LOAN NUMBER            DEFEASANCE                    BROKER       ADDITIONAL     SERVICING
                                                     STRIP        SERVICING      FEE
                                                     LOAN         FEE LOAN

01-1020971           Lock/36_Defeasance/80_0%/4                                     0.2575
01-1021111           Lock/35_Defeasance/81_0%/4                                     0.1325
01-1023795           Lock/31_Defeasance/85_0%/4                                     0.1325
01-1024168           Lock/29_Defeasance/87_0%/4                                     0.2575
01-1024369           Lock/28_Defeasance/88_0%/4                                     0.2575
01-1024654           Lock/31_Defeasance/85_0%/4                                     0.1325
01-1024714           Lock/29_Defeasance/87_0%/4                                     0.2575
01-1024869           Lock/29_Defeasance/87_0%/4                                     0.1325
01-1024948           Lock/30_Defeasance/86_0%/4                                     0.2575
01-1024948-A         NAP
01-1024948-B         NAP
01-1025134           Lock/31_Defeasance/82_0%/7                                     0.2575
01-1025373           Lock/29_Defeasance/87_0%/4                                     0.2575
01-1025798           Lock/30_Defeasance/86_0%/4                                     0.2575
01-1025814           Lock/28_Defeasance/148_0%/4                                    0.1325
01-1025907           Lock/29_Defeasance/87_0%/4                                     0.2575
01-1026456           Lock/28_Defeasance/88_0%/4                                     0.1325



                                      A-1-3

                                   EXHIBIT A-2

                             MORTGAGE LOAN SCHEDULE

                               (REPURCHASED LOANS)


                                     A-2-1

LOAN NUMBER       NAME                   ADDRESS               CITY             STATE         ZIP

01-1025103        County of San Diego    675 - 690 Oxford      Chula Vista      California   91910
01-1026862        Beach AC Mini-Storage  101 Central Road      Indian Harbor    Florida      32937
01-1022818        Rite Aid Retail        109-07 101st Avenue   Richmond Hills   New York     11419
01-1024063        One Hundred East Main  100 East Main Street  Charlottesville  Virginia     22902

LOAN NUMBER        INTEREST  RATE     ORIGINAL       CUT-OFF DATE   REMAINING
                   RATE      TYPE     BALANCE        BALANCE          TERM
01-1025103           9.0000 Fixed     8,795,000.00   8,770,032.31      114
01-1026862           8.7500 Fixed     1,000,000.00     996,728.85      116
01-1022818           8.5700 Fixed     1,290,000.00   1,268,322.27      169
01-1024063           9.0000 Fixed       977,000.00     974,226.46      114

LOAN            NAME                     ANTICIPATED      DAY        MONTHLY        ARD     CREDIT
NUMBER                                   REPAYMENT      PAYMENT      PAYMENT        LOAN    LEASE
                                         DATE             DUE                               LOAN
01-1025103      County of San Diego         2/1/10         1       70,766.56         Yes      No
01-1026862      Beach AC Mini-Storage                      1        8,221.44         No       No
01-1022818      Rite Aid Retail                            1       11,252.14         No       No
01-1024063      One Hundred East Main                      1        7,861.16         No       No


LOAN             DEFEASANCE                     BROKER        ADDITIONAL        SERVICING
NUMBER                                          STRIP LOAN    SERVICING FEE        FEE
                                                              LOAN
01-1025103       Lock/30_Defeasance/86_0%/4                                       0.1250
01-1026862       Lock/28_Defeasance/88_0%/4                                       0.2500
01-1022818       Lock/35_Defeasance/141_0%/4                                      0.2500
01-1024063       Lock/35_Defeasance/141_0%/4                                      0.2500




                                     A-2-2

                                    EXHIBIT B

                                THE MORTGAGE FILE

         The "Mortgage File" for any Mortgage Loan shall collectively consist of the following documents:

         (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A. as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-C2, without recourse";

         (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon or, if any such original Mortgage or assignment has not been returned from the applicable public recording office, a copy thereof certified by GMAC Commercial Mortgage Corporation ("GMACCM") to be a true and complete copy of the original thereof submitted or, in the case of assignments to GMACCM, to be submitted for recording;

         (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

         (iv) the original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

         (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause
                  (iii) above;

         (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

         (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

         (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

         (ix) the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or, with respect to each Mortgage Loan as to which a title insurance policy has not yet been issued, a lender's title insurance commitment with a letter from the issuer of the policy stating (or a lender's title insurance policy commitment marked to show changes) that all conditions to the issuance of the policy have been satisfied;

         (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and
                  (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

         (xi) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

         (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

         (xiii)   the related Ground Lease or a copy thereof, if any;

         (xiv) if the Mortgage Loan is a Credit Lease Loan, an original of the credit lease enhancement insurance policy, if any, obtained with respect to such Mortgage Loan and an original of the residual value insurance policy, if any, obtained with respect to such Mortgage Loan;

         (xv) the original or a copy of any lockbox agreement or deposit account or similar agreement;

         (xvi) the original or a copy of any intercreditor agreement with respect to the Mortgage Loan; and

         (xvii) any additional documents required to be added to the Mortgage File pursuant to this Agreement;

provided that, with respect to loan numbers 01-1020971 and 01-1021111, the Mortgage File shall also include a copy of the executed REMIC Declarations related thereto; provided further that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses (iii), (v), (vii) and (x)(B), may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                   EXHIBIT C-1

                 FORM OF CERTIFICATE OF AN OFFICER OF THE SELLER

     Certificate of Officer of Salomon Brothers Realty Corp. (the "Seller")

         I, ______________________ , a _____________________________of the
Seller, hereby certify as follows:

         The Seller is a corporation duly organized and validly existing under the laws of the State of New York.

         Attached hereto as Exhibit I are true and correct copies of the organizational documents of the Seller which organizational documents are on the date hereof, and have been at all times, in full force and effect.

         To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

         Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Seller and his genuine signature is set forth opposite his name:


          Name                   Office                   Signature
          ----                   ------                   ---------




                  Each person listed above who signed, either manually or by facsimile signature, the Supplemental Agreement, dated August 8, 2000 (the "Supplemental Agreement") between GMAC Commercial Mortgage Corporation and the Seller, and/or the Mortgage Loan Purchase Agreement, dated August 8, 2000 (the "Mortgage Loan Purchase Agreement"), between the Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

                  Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.




                                     C-1-1

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of August , 2000.



                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:


         I, [name], [title], hereby certify that _____________________ is a duly elected or appointed, as the case may be, qualified and acting _________________ of the Seller and that the signature appearing above is his or her genuine signature.

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of August __, 2000.



                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:





                                     C-1-2

                                   EXHIBIT C-2

                        FORM OF CERTIFICATE OF THE SELLER

                  Certificate of Salomon Brothers Realty Corp.

         In connection with the execution and delivery by Salomon Brothers Realty Corp. (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of August 8, 2000 (the "Mortgage Loan Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part set forth in the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this ____th day of August 2000.


                                      Salomon Brothers Realty Corp.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:





                                     C-2-1

                                   EXHIBIT C-3

                    FORM OF OPINION OF COUNSEL TO THE SELLER




August 17, 2000

GMAC Commercial Mortgage Corporation

GMAC Commercial Mortgage Securities, Inc.

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

Fitch, Inc.

Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies,
Inc.

Wells Fargo Bank Minnesota, N.A.

         Re:      GMAC Commercial Mortgage Securities, Inc.,
                  Mortgage Pass-Through Certificates, Series 2000-C2

Ladies and Gentlemen:

         I am Counsel to Salomon Brothers Realty Corp. (the "Seller"). In that capacity, I am familiar with the issuance of certain Mortgage Pass-Through Certificates, Series 2000-C2 (the "Certificates"), evidencing undivided interests in a trust fund (the "Trust Fund") consisting primarily of certain mortgage loans (the "Mortgage Loans"), pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2000 (the "Pooling and Servicing Agreement"), among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM") as master servicer and special servicer and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee").

         Certain of the Mortgage Loans were purchased by the Depositor from the Seller, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of August 8, 2000 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. In connection with the transactions described above, the Seller and GMACCM have entered into a Supplemental Agreement, dated as of August 8, 2000 (the "Supplemental Agreement"), in order to facilitate such transactions and in contemplation of the assignment by the Seller to the Depositor of all of its right, title and interest in and to the Supplemental Agreement. The Mortgage Loan Purchase Agreement and the Supplemental Agreement are referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings set forth in the Agreement. This opinion is rendered pursuant to Section 8(e) of the Agreement.




                                     C-3-1

         In connection with rendering this opinion letter, I have examined or have caused persons under my supervision to examine the Agreements and such other records and other documents as I have deemed necessary. I have further assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. As to matters of fact, I have examined and relied upon representations of parties contained in the Agreements and, where I have deemed appropriate, representations and certifications of officers of GMACCM, the Depositor, the Seller, the Trustee, other transaction participants or public officials. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures other than officers of the Seller and the conformity to the originals of all documents submitted to me as copies. I have assumed that all parties, except for the Seller, had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. I have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

         In rendering this opinion letter, I do not express any opinion concerning any law other than the law of the State of New York and the federal law of the United States, and I do not express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. To the extent that any of the matters upon which I am opining herein are governed by laws ("Other Laws") other than the laws identified in the preceding sentence, I have assumed with your permission and without independent verification or investigation as to the reasonableness of such assumption, that such Other Laws and judicial interpretation thereof do not vary in any respect material to this opinion from the corresponding laws of the State of New York and judicial interpretations thereof. I do not express any opinion on any issue not expressly addressed below.

         Based upon the foregoing, I am of the opinion that:

         1. The Seller is duly formed and is validly existing as a corporation in good standing under the laws of the State of New York and has the requisite corporate power and authority to enter into and perform its obligations under the Agreements.

         2. The Agreements have been duly and validly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreements of the Seller enforceable against the Seller in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and
                  (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreements which purport or are construed to provide indemnification with respect to securities law violations.

         3. No consent, approval, authorization or order of a State of New York or federal court or governmental agency or body is required for the consummation by the




                                     C-3-2

                  Seller of the transactions contemplated by the terms of the Agreements, except for those consents, approvals, authorizations or orders which previously have been obtained.

         4. Neither the consummation of any of the transactions contemplated by, nor the fulfillment by the Seller of any other of the terms of, the Agreements, will result in a material breach of any term or provision of the charter or bylaws of the Seller or any State of New York or federal statute or regulation or conflict with or result in a material breach or violation of any order or regulation of any State of New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

         This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon without my prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.




                                              Very truly yours,




                                     C-3-3